[CONFORMED COPY]

                                 AMENDMENT NO. 3

            AMENDMENT NO. 3 dated as of May 28, 1999 to the Credit Agreement referred to below, between: PREMIER PARKS OPERATIONS INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"); and The Bank of New York, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            The Borrower, the Subsidiary Guarantors, the lenders party thereto (the "Lenders"), the Administrative Agent and Lehman Brothers Inc., as Advisor, Arranger and Syndication Agent, are parties to a Credit Agreement dated as of March 13, 1998 (as amended by Amendment No. 1 dated as of March 31, 1998, Amendment No. 2 dated as of May 11, 1998 and the Consent dated as of September 16, 1998, the "Credit Agreement"). The parties hereto wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

            Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

            Section 2. Amendments. Effective as of the date hereof, but subject to Section 3 below, the Credit Agreement shall be amended as follows:

            1. (a) The following definitions shall be inserted into Section 1.01 of the Credit Agreement in their proper alphabetical places:

            "1995 Senior Notes Tender Offer" means the offer to purchase for cash any and all of the 1995 Senior Notes and the solicitation of consents to amendments of the 1995 Senior Notes Indentures and the 1995 Senior Notes, which purchase shall be consummated and amendments shall become effective no later than July 31, 1999.

            "1998 Holdings Senior Notes" means (a) the 9 1/4% Senior Notes due 2006 of Holdings issued pursuant to an Indenture dated as of April 1, 1998 between Holdings and The Bank of New York, as Trustee and (b) the 10% Senior Discount Notes due 2008 of Holdings issued pursuant to an Indenture dated as of April 1, 1998 between Holdings and The Bank of New York, as Trustee.

            "1999 Holdings Senior Notes" means Indebtedness of Holdings evidenced by unsecured debt securities issued prior to July 31, 1999, on terms (other than with respect to pricing) substantially similar to, or not more restrictive (from the standpoint of the
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      Borrower or any of its Subsidiaries) than, the 1998 Holdings Senior Notes in an aggregate original principal amount not exceeding $500,000,000."

            (b) The following definition in Section 1.01 of the Credit Agreement shall be amended to read in its entirety as follows:

            "Holdings" means Premier Parks Inc., a Delaware corporation.

            (c) The definition of "Fixed Charges" in Section 1.01 of the Credit Agreement shall be amended by inserting, immediately following clause (c) thereof, the following:

            "plus (d) the amount paid in dividends or other Restricted Payments for such period (other than the dividend permitted under Section 9.09(a))".

            2. Section 9.05(b) of the Credit Agreement shall be amended by (i) replacing the word "and" at the end of clause (iii) thereof with a comma, (ii) replacing the period at the end of clause (iv) thereof with the word "and", and
(iii) inserting a new clause (v) at the end of said Section 9.05(b) to read as follows:

            "(v) purchases, redemptions or retirements of Indebtedness permitted under Section 9.17."

            3. Section 9.09 of the Credit Agreement shall be amended by (i) deleting the word "and" at the end of clause (b) thereof, (ii) replacing the period at the end of clause (c) thereof with a semicolon immediately followed by the word "and" and (iii) inserting a new clause (d) at the end of said Section
9.09 to read as follows:

            "(d) make Restricted Payments to Holdings to enable Holdings to meet scheduled cash interest obligations with respect to not more than $120,000,000 in aggregate principal amount of the outstanding 1999 Holdings Senior Notes."

            4. Section 9.16 of the Credit Agreement shall be amended by amending clause (b) thereof to read in its entirety as follows:

            "(b) any provision of the Senior Notes Indentures, except for any modification, supplement or waiver with respect thereto made in connection with the 1995 Senior Notes Tender Offer that eliminates, or makes less restrictive (from the standpoint of the Borrower), any provision of the Senior Notes Indentures or the 1995 Senior Notes."

            5. Section 9.17 of the Credit Agreement shall be amended by inserting a new sentence at the end thereof to read as follows:

            "In addition to the foregoing, the Borrower may repurchase or redeem the 1995 Senior Notes pursuant to the 1995 Senior Notes Tender Offer with the proceeds of capital contributions to the Borrower from Holdings made with a portion of the proceeds of the issuance of the 1999 Holdings Senior Notes; provided that holders of at least a majority in the aggregate principal amount of the 1995 Senior Notes shall have tendered the 1995
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      Senior Notes held by them and consented to the proposed amendments to the
      1995 Senior Notes Indenture and the 1995 Senior Notes pursuant to the 1995 Senior Notes Tender Offer."

            Section 3. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective as of the date hereof, subject to the conditions precedent that the Administrative Agent shall have received (a) written consent to its execution and delivery of this Amendment No. 3 by the Majority Lenders and (b) one or more counterparts of this Amendment No. 3 duly executed and delivered by the Borrower and the Subsidiary Guarantors (or other evidence of such execution and delivery satisfactory to the Administrative Agent).

            Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that (a) the representations and warranties set forth in Section 8 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference to "this Agreement" included reference to this Amendment No. 3 and (b) both immediately before and after giving effect to the amendments to the Credit Agreement set forth above, no Default shall have occurred and be continuing.

            Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.
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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 3 to be duly executed and delivered as of the day and year first above written.

                                           PREMIER PARKS OPERATIONS INC.


                                           By: /s/ James F. Dannhauser
                                               ------------------------------
                                               Name:  James F. Dannhauser
                                               Title: Chief Financial Officer
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                               SUBSIDIARY GUARANTORS

                                       FUNTIME PARKS, INC.
                                       TIERCO MARYLAND, INC.
                                       TIERCO WATER PARK, INC.
                                       FRONTIER CITY PROPERTIES, INC.
                                       WYANDOT LAKE, INC.
                                       DARIEN LAKE THEME PARK AND
                                         CAMPING RESORT, INC.
                                       FUNTIME, INC.
                                       PREMIER WATERWORLD
                                         CONCORD INC.
                                       PREMIER WATERWORLD
                                         SACRAMENTO INC.
                                       PARK MANAGEMENT CORP.
                                       INDIANA PARKS, INC.
                                       AURORA CAMPGROUND, INC.
                                       OHIO CAMPGROUNDS INC.
                                       OHIO HOTEL LLC
                                       GREAT ESCAPE HOLDING INC.
                                       STUART AMUSEMENT COMPANY
                                       RIVERSIDE PARK ENTERPRISES, INC.
                                       RIVERSIDE PARK FOOD
                                         SERVICES, INC.
                                       PREMIER PARKS OF COLORADO INC.
                                       KKI, LLC
                                       GREAT ESCAPE LLC
                                       GREAT ESCAPE THEME PARK LLC
                                       PREMIER INTERNATIONAL
                                         HOLDINGS, INC.


                               By: /s/ James F. Dannhauser
                                   ------------------------------
                                   Name:  James F. Dannhauser
                                   Title: Chief Financial Officer
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                                       ELITCH GARDENS L.P.

                                       By Premier Parks of Colorado, Inc.,
                                         its general partner

                                       By: /s/  James F. Dannhauser
                                          ---------------------------------
                                           Name:  James F. Dannhauser
                                           Title: Chief Financial Officer


                                       FRONTIER CITY PARTNERS
                                         LIMITED PARTNERSHIP

                                       By Frontier City Properties, Inc.
                                         its general partner

                                       By: /s/ James F. Dannhauser
                                          ---------------------------------
                                           Name:  James F. Dannhauser
                                           Title: Chief Financial Officer


                                       ADMINISTRATIVE AGENT

                                       THE BANK OF NEW YORK,
                                         as Administrative Agent

                                       By: /s/ Brian Weddington
                                          ---------------------------------
                                           Name:  Brian Weddington
                                           Title: Vice President